SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                RICA FOODS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

        ----------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ----------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ----------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount previously paid:

        ----------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

        ----------------------------------------------------------------------

     3) Filing Party:

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     4) Date Filed:

        ----------------------------------------------------------------------

                                RICA FOODS, INC.
                                 95 MERRICK WAY
                                    SUITE 507
                          CORAL GABLES, FLORIDA, 33134

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 18, 1999

                            -------------------------

To the Shareholders of
Rica Foods, Inc.:

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Rica Foods, Inc., a Nevada corporation (the "Company") will be held on June 18, 1999, at 10:00 a.m., local time, at the Sheraton Biscayne Bay Hotel, 495 Brickell Avenue, Miami, Florida, 33131, for the following purposes:

1. To elect seven members of the Company's Board of Directors to hold office until the Company's 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

2. To consider and vote upon a proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ended September 30, 1998; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         All shareholders are cordially invited to attend; however, only shareholders of record at the close of business on April 30, 1999 are entitled to vote at the Annual Meeting or any adjournments thereof.

                                             By Order of the Board of Directors,

                                             MONICA CHAVES
                                             SECRETARY

Coral Gables, Florida
May 28, 1999

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1999 ANNUAL MEETING OF SHAREHOLDERS

                                       OF

                                RICA FOODS, INC.

                    -----------------------------------------

                                 PROXY STATEMENT

                    -----------------------------------------

                      June 18, 1999, 10:00 a.m. local time,
                Sheraton Biscayne Bay Hotel, Miami, Florida 33131

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Rica Foods, Inc., a Nevada corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the 1999 Annual Meeting of Shareholders of the Company to be held at the Sheraton Biscayne Bay Hotel, 495 Brickell Avenue, Miami, Florida, 33131, on June 18, 1999, at 10:00 a.m. local time, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is May 28, 1999. Shareholders should review the information provided herein in conjunction with the Company's 1998 Annual Report on Form 10K. The complete mailing address, including zip code, of the Company's principal executive offices is 95 Merrick Way, Suite 507, Coral Gables, Florida, 33134, and its telephone number is (305) 476-1757.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation shall be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

              1. The election of seven members to the Company's Board of
                 Directors to serve until the Annual Meeting of Shareholders of the Company's fiscal year 1999, or until their successors are duly elected and qualified;

              2. To consider and vote upon a proposal to ratify the selection of
                 Arthur Andersen LLP as the Company's independent auditors for the fiscal year ended September 30, 1998; and

              3. Such other business as may properly come before the Annual
                 Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted: (1) FOR the election of the seven nominees for director named below; and FOR the ratification of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ended September 30, 1998.

         In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made. The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate director nominees. In the event that any other matter should come before the Annual Meeting or any director nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters, in accordance with their best judgment.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on April 30, 1999 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 7,419,138 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

         The Company's Bylaws provide that the presence, in person or by proxy, of the holders of record of one-third of the outstanding shares of Common Stock entitled to vote at the Annual Meeting are necessary to constitute a quorum. Pursuant to the Nevada General Corporation Law, directors (Proposal No. 1) will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. Pursuant to the Company's Bylaws, the affirmative vote of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve the ratification of auditors (Proposal No. 2). Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. Abstentions are not counted as votes cast "for" or "against" any proposal or any person nominated for director. A broker non-vote on a matter is considered not entitled to vote on that matter and this is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the shares present and entitled to vote has been voted in favor of a proposal.

         If less than one-third of the outstanding shares of Common Stock entitled to vote are represented at the meeting, a majority of the shares so represented may adjourn the meeting to another date, time or place, and notice need not be given for the new date, time or place, if the new date, time or place is announced at the meeting before an adjournment is taken. Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspectors shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies and shall receive, count and tabulate ballots and votes and determine the results thereof.

         A list of shareholders entitled to vote at the Annual Meeting will be available at the Company's offices, 95 Merrick Way, Suite 507, Coral Gables, Florida 33134, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself, for examination by any shareholder.

                    DATE OF RECEIPT OF SHAREHOLDER PROPOSALS

         Shareholder proposals for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in the year 2000 must be received at the principal executive offices of the Company on or before February 1, 2000. If the Company does not receive notice at its principal executive offices on or before February 1, 2000 of a shareholder proposal for consideration at the Annual Meeting of Shareholders to be held in the year 2000, the proxies named by the Company's Board of Directors with respect to that meeting shall have discretionary voting authority with respect to that proposal.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

         The Company's Articles of Incorporation and Bylaws provide that the number of directors shall consist of at least three members and not more than nine members, as shall be designated by the Board of Directors from time to time. The director nominees are: (1) Calixto Chaves; (2) Jorge M. Quesada; (3) Luis Guinot, Jr.; (4) Luis J. Lauredo; (5) Federico Vargas; (6) Alfred E. Smith IV; and (7) Jose Pablo Chaves. Each such nominee currently serves as a Director of the Company. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors. Certain information regarding each nominee follows. Each nominee has consented to being named in the Proxy Statement and to serve if elected.

         CALIXTO CHAVES. Mr. Chaves was the founder and President of Corporacion Pipasa, S.A. from its inception in 1969 to the present. He was the founder and President of Aero Costa Rica, S.A., a private Costa Rican airline. He is currently on the Boards of Directors of Central American Oils and Derivatives, S.A., and American Oleaginous Industry ("Inolasa"). From 1994 to 1996, he was a Board member of Cerveceria Americana, a private brewery. In 1994, he served as an advisor to the Ministry of Economic Business Affairs. From 1983 to 1985, he was a member of the Board of Directors of the Sugar Cane Agricultural League. From 1982 to 1986, he served in the Costa Rican Ministry of Industry, Energy and Mines and became Minister of Natural Resources in 1986. From 1982 to 1986, he was a member of the Board of Directors of MINASA, a Costa Rican mining company. Mr. Chaves was founder of the Chamber of Industries in the Costa Rican province of Heredia. From 1973 to 1974, he was President of the Board of Directors of Banco Nacional de Belen.

         LIC. JORGE M. QUESADA. Mr. Quesada has held numerous positions with Corporacion Pipasa, S.A. since 1985 and has been Executive Vice President since 1990. In May, 1999, he was appointed as the Executive President of Corporacion Pipasa, S.A. He was a member of the Boards of Directors of Banco Fomento Agricola from 1991 until 1997. From 1987 to 1991, he was on the Board of Directors of Financiera Belen, S.A. Mr. Quesada has conducted numerous seminars regarding marketing issues. He obtained his Degree in Business Administration, with emphasis on Public Accounting, from the University of Costa Rica in 1984.

         HONORABLE AMBASSADOR MR. LUIS GUINOT, JR. Luis Guinot Jr. was born in San Juan, Puerto Rico on April 8, 1935. He attended college in the United States, where he graduated from the Catholic University of America School of Law in Washington, D.C. After completing his undergraduate studies at New York University, he was commissioned an Ensign in the U.S. Navy where he served in several billets-both shore and afloat - including a tour of duty as gunnery officer of the destroyer USS Gearing (DD710) and Senior Shore Patrol Officer of the U.S. Sixth Fleet based in Naples, Italy. After completion of his military obligation, Mr. Guinot entered the private practice of law in Washington, D.C. Mr. Guinot has served as United States Ambassador to the Republic of Costa Rica, as the Assistant General Counsel of the United States

Department of Agriculture and as Administrator of the Office of the Commonwealth of Puerto Rico in Washington, D.C. Additionally, Mr. Guinot has also appeared as speaker and lecturer on United States-Latin American Trade, North American Free Trade Agreement ("NAFTA"), and General Agreement on Trade and Tariffs ("GATT") related matters, and he is the author of several newspaper articles on the same subject. Mr. Guinot is a member of the Commonwealth of Virginia and the District of Columbia Bar Association and has been admitted to practice before the bars of the U.S. Supreme Court, the 1st and the 11th Circuit Court of Appeals, the Bars of the Southern District of New York, and the Southern District of Florida, Eastern Districts of Virginia, and the Court of military appeals. Mr. Guinot is also a fellow of the American Bar Foundation, a former member of the U.S. Presidential Commission on Civil Disorders (Kerner Commission) and former member of the Board of Directors of the Legal Services Corporation. Mr. Guinot was awarded the Grand Order of Juan Mora (Silver Plaque) by the Government of Costa Rica. He has been featured speaker on Conferences on the general subject of hemispheric free trade and served as legal advisor to U.S. corporations doing business in Latin America as well as legal advisor to ministries of Central and South American Countries. He is currently a member of the U.S. law firm of Shapiro and Olander. He devotes such time as is necessary to fulfill his obligations as an outside director of the Company.

         LUIS J. LAUREDO. From 1995 to the present, he has been the Director of the International Consulting Group for the law firm of Greenberg Traurig, of Miami, Washington, and New York. From 1994 to 1995, he was Executive Director of the Summit of the Americas, a non-profit organization. From 1992 to 1994, he was a Commissioner on the Florida Public Service Commission, as well as Chairman of the International Relations Committee of the National Association of Regulatory Utility Commissioners. In his career, Mr. Lauredo has had a number of positions in the banking industry. He has served on numerous advisory committees, including the Export-Import Bank of the U.S. He has represented the President of the United States as special U.S. Ambassador to the inaugurations of the Presidents of Colombia, Venezuela, Brazil, and Costa Rica. He also served as a founding Director of the Hispanic Council on Foreign Affairs, Washington, D.C. Mr. Lauredo received his Bachelors degree from Columbia University in New York City and has attended the University of Madrid in Spain and Georgetown University Law Center in Washington, D.C. He devotes such time as is necessary to fulfill his obligations as an outside director of the Company.

         DR. FEDERICO VARGAS. He has served as a Professor of Economics and Social Sciences at the University of Costa Rica from 1963 to the present. Dr. Vargas has been involved in extensive political activities since 1974. From 1990 to 1994, he served as a Deputy in the Costa Rican Assembly. From 1993 to 1994, he was Chairman of the Legislative Section of the National Liberation Party of Costa Rica. Prior to 1990, Dr. Vargas held a number of political offices, including Ambassador of Costa Rica to the United States, Ambassador of Costa Rica to the Organization of American States, Counselor to the President of Costa Rica in Finance and External Debt, with the rank of Minister, and Economics Advisor to the President of Costa Rica. His teaching activities included serving as the Chairman of Economists at the Instituto de Investigaciones Economicas, University of Costa Rica and Director of the Economics Department, School of Economics and Social Sciences, University of Costa Rica. Dr. Vargas serves on the boards and advisory bodies of numerous charitable and educational organizations and is the author of a number of publications on economic and educational matters. He obtained his Bachelors in Business Administration from Nichols College in Massachusetts in 1954 and his Ph.D. from the University of Colorado in 1967. He has also attended the Wharton School of Finance and Commerce at the University of Pennsylvania. He devotes such time as may be necessary to fulfill his obligations as an outside director of the Company.

         ALFRED E. SMITH, IV. Mr. Smith has been a director of the Company since June 1, 1994. He was a partner of the New York Stock Exchange member firm of Adler, Coleman & Co., Inc. from 1979 to 1994. Since 1998, he has been with Bear, Hunter Specialist, a New York Stock Exchange member firm. In September, 1994, Adler, Coleman & Co. sold the Adler, Coleman Cleaning division to an unaffiliated third party. In February, 1995, the entity that acquired the Adler, Coleman Cleaning division filed for bankruptcy protection under Chapter 11. Mr. Smith is a member of the Government Relations Committee of the New York Exchange, Director and Secretary of the Alfred Emanuel Smith Memorial Foundation, Chairman of the Cardinal's Committee for the Laity-Wall Street Division, Director of the Center for Hope, a Trustee of St. Vincent's Hospital and a Trustee of Iona Prep School. He is a member of the New York City Advisory Board of the Enterprise Foundation and the American Association of the Sovereign Military Order of Malta. He has received numerous awards for his charity and humanitarian work. Mr. Smith was educated at Villanova University. He devotes such time as may be necessary to fulfill his obligations as an outside director of the Company.

         JOSE PABLO CHAVES. Mr. Chaves assists the Board of Directors of Pipasa and As de Oros, as well as Restaurantes As de Oros, S.A., and is a board member of the Company and the Company's Chief Operating Officer. Mr. Chaves studied Business Administration with emphasis in Marketing in the U.S. at Babson College in Massachusetts and in Costa Rica. Mr. Chaves is the founder of three Costa Rican Companies, and is the son of Calixto Chaves.

              THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S
                      SHAREHOLDERS VOTE "FOR" THE ELECTION
                         OF THE SEVEN DIRECTOR NOMINEES

                                   MANAGEMENT

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         During the fiscal year ended September 30, 1998, the Company's Board of Directors held four regularly scheduled meetings, and took action one time by unanimous written consent. Each Director of the Company attended at least 75% of the aggregate of (i) the number of the meetings of the Board which were held during the period that such person served on the Board and (ii) the number of meetings of committees of the Board of Directors held during the period that such person served on such committee.

         The Company has two committees: the Audit Committee and the Compensation Committee. The Company does not have a nominating committee.

         The Audit Committee is currently comprised of Luis Lauredo, Federico Vargas and Jorge Quesada. The Audit Committee's functions include reviewing reports and audits with the Company's independent public accountants, and reporting their findings to the full Board of Directors. The Audit Committee met one time during the fiscal year ended September 30, 1998.

         The Compensation Committee is currently comprised of Calixto Chaves and Jorge Quesada. The Compensation Committee's functions consist of recommending, reviewing and approving the salary and fringe benefit policies of the Company, including compensation of the executive officers of the Company. The Compensation Committee met one time during the fiscal year ended September 30, 1998.

ADDITIONAL INFORMATION CONCERNING DIRECTORS

         The Company reimburses all members of the Board of Directors for their expenses in connection with their activities as Directors of the Company. In addition, Directors of the Company receive additional compensation for their services as Directors at the rate of $200 for each Board Meeting that they attend.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT 1934

         Section 16(a) of the Securities Exchange Act 1934, as amended (the "1934 Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and report of changes in ownership of Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all such reports they file.

         To the Company's knowledge, during the fiscal year ended September 30, 1998, none of the Company's directors, executive officers, and persons who own more than 10% of the Company's outstanding Common Stock engaged in any trading of the Company's Common Stock. The Company believes that the Company's executive officers and directors complied with the SEC's requirements with respect to transactions during the fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the number of post-split shares of Common Stock of the Company which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock,
(ii) each director and nominee for director, (iii) certain executive officers of the Company, and (iv) all directors and officers as a group, prior to the acquisitions and after the acquisitions of 100% of Pipasa and As de Oros:

                                          AMOUNT AND
                                          NATURE OF              PERCENT OF        AMOUNT AND NATURE   PERCENT OF
                                          BENEFICIAL             SHARES OWNED      OF BENEFICIAL       SHARES OWNED
NAME AND ADDRESS OF                       OWNERSHIP PRIOR TO     PRIOR TO          OWNERSHIP AFTER     AFTER
BENEFICIAL OWNER(1)                       ACQUISITIONS (2)(3)    ACQUISITIONS (2)  ACQUISITIONS(2)(3)  ACQUISITIONS(2)
----------------------------------------- ---------------------- ----------------- ------------------- ---------------

Calixto Chaves......................        1,993,315(4)            26.87%            5,676,910(5)        44.44%

Comercial Angui, S.A................          815,686               10.99%            2,486,607(6)        19.46%
  c/o Bufete Chaverri, Soto & Asociados
      Barrio Escalante de Cine Magaly,
      400 Metros Este
      San Jose, Costa Rica

Jorge M. Quesada....................           52,295(7)                *                52,295(7)            *

Monica Chaves.......................          133,333(8)                *               133,333(8)            *

Luis Guinot, Jr. ...................                0                   0                     0               0

Luis J. Lauredo ....................                0                   0                     0               0

Federico Vargas.....................                0                   0                     0               0

Alfred E. Smith IV..................           33,333                   *                33,333               *

Jose Pablo Chaves...................          279,324(9)                *               279,324(9)            *

*        Indicates less than 1% of outstanding shares owned.

(1) Unless otherwise indicated, the address of each beneficial owner is RICA FOODS, INC., 95 Merrick Way, Suite 507, Coral Gables, Florida 33134.
(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon exercise of options, warrants and convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised.
(3) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
(4) Includes 861,315 shares of common stock owned of record by Atisbos de Belen, S.A., a Costa Rican corporation wholly-owned by Mr. Chaves and his wife, 833,333 shares of common stock owned of record by Inversiones Leytor, S.A., a Costa Rican company wholly-owned by Mr. Chaves, and 298,667 shares of common stock owned of record by OCC, S.A., a Costa Rican company wholly-owned by Mr. Chaves and his wife. Does not include 133,333 shares and 279,324 shares owned by his adult daughter and adult son respectively.
(5) Includes 3,683,595 shares of common stock to be acquired pursuant to the acquisition of the minority interest in Pipasa.
(6) Includes 1,670,921 shares of common stock to be acquired pursuant to the acquisition of the minority interest in As de Oros.
(7) Includes 52,295 shares owned by Jorque, S.A., a closely-held Costa Rican company whose principal shareholders are the wife and adult son of Mr. Jorge Quesada.
(8) Owned of record by Moninternacional, S.A., a Costa Rican corporation owned by Monica Chaves, the adult daughter of Calixto Chaves. Mr. Chaves disclaims any beneficial ownership of these shares.
(9)      Owned of record by Rtrosptva, S.A., a Costa Rican corporation owned by
         J. P. Chaves, the adult son of Calixto Chaves. Calixto Chaves disclaims any beneficial ownership of these shares.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the Summary Compensation Table for the Chief Executive Officer and the most highly compensated executive officer other than the Chief Executive Officer who was serving as executive officer at the end of the last fiscal year:

                                                            SUMMARY COMPENSATION TABLE
                                                            --------------------------
                                                                      SALARY                        OTHER
   NAME AND MAIN POSITION                    YEARS               COMPENSATION (1)              COMPENSATION(2)
   ----------------------                    -----               ----------------              ---------------
   Calixto Chaves                            1998                     $126,780                      $1,993
   Chief Executive Officer                   1997                      104,477                       5,098
                                             1996                       94,780                       3,864

   (1) All salary compensation was paid in Costa Rican colones, rather than U.S. dollars. For the purposes of this presentation, all compensation has been converted to U.S. dollars at the then current exchange rate for Costa Rican colones.
   (2)    Represents Director's fees payable for action as a Director of Pipasa.

OPTION GRANTS

         There were no stock options, stock appreciation rights or long-term incentive awards granted to Calixto Chaves as compensation during the fiscal year ended September 30, 1998.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL AGREEMENTS

         The Company has no employment agreements and no change in control agreements with any executive officer.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company has a Compensation Committee consisting of Calixto Chaves, Chairman of the Board and Jorge Quesada, Director. This Committee makes the determinations for stock issuances pursuant to the Company's compensation plans. The Company has no retirement, pension or profit sharing plans covering its officers and directors, but does contemplate implementation of such plans in the future through Pipasa, As de Oros and ASERICA (the Company's Employee Association).

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return to the Company's shareholders of Common Stock with the cumulative total return of the peer issuers in the business of Poultry Slaughter & Processing as shown in the Standard Industrial Classification Code Index for Poultry Slaughter & Processing (the "SIC Code 2015 Index") and the NASDAQ Market Index. The graph assumes that one hundred dollars ($100.00) was invested on October 1, 1993 in each of the Company's Common Stock, the SIC Code 2015 Index and the NASDAQ Market Index, and that all dividends were reinvested.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                             AMONG RICA FOODS, INC.
                     NASDAQ MARKET INDEX AND SIC CODE INDEX

                               [GRAPHIC OMITTED]

                      1993      1994      1995      1996      1997      1998
                      ----      ----      ----      ----      ----      ----
RICA FOODS, INC      100.00     16.26     11.38     97.56     39.02     43.90
SIC CODE INDEX       100.00    116.63    126.74    126.07    170.68    153.44
NASDAQ MARKET INDEX  100.00    100.83    139.28    165.24    226.81    231.81
-U.S. COS.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Company has not and does not directly provide any compensation of any kind to any of its executive officers. Currently, the Company's executive officers are directly compensated by Pipasa. For fiscal year 1998, the Board of Directors of Pipasa determined the salaries and directors' fees of the executive officers of the Company. Such compensation was based on the experience, job level, and individual performances of the executive officers. As a result of the foregoing factors, the President and Chief Executive Officer's salary was increased in 1998. In addition, he received director fees in connection with his director's duties for one of the Company's subsidiaries, Pipasa. The determination of this increase was subjective.

         The Company's Compensation Committee met once during fiscal year 1998 to determine how the Company or its subsidiaries should provide executive officer compensation. Presently, the Compensation Committee's two members are executive officers of the Company. The Compensation Committee's general philosophy with respect to the compensation of the Company's executive officers will be to offer competitive compensation programs designed to attract and retain qualified executives, to motivate performance to achieve specific goals and to align the interests of senior management with the long-term interests of the Company's shareholders.

         In determining compensation for fiscal year 1998, job level, individual performance and Company performance are factors that the Compensation Committee considered. In addition, the Compensation Committee considered the specific accomplishments of the executive officers, the Company's historical and projected performance, sales, earnings, financial condition and return on equity and economic conditions. Consideration of these factors and the ultimate determination of compensation are subjective. The Company will attempt to provide incentives to retain qualified executive officers, but also believes that the compensation paid to its executives is well within the range of compensation paid to similarly situated executives at other companies in similar industries or at companies having a similar market capitalization. Given the level of the Company's executive officer compensation, the committee does not believe that it is necessary to incur the expense of formal studies or market analysis.

         In December 1993, the Internal Revenue Service issued regulations concerning compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) generally disallows a public company's deduction for compensation in excess of $1 million per year to the Company's Chief Executive Officer or any one of the four most highly compensated executive officers unless certain requirements are met and have been disclosed to shareholders and approved by a majority of the vote in a separate shareholder vote before the payment of such compensation. While the tax impact of any compensation is one factor to consider, such impact is evaluated in light of the Compensation Committee's overall compensation philosophy. The compensation committee intends to establish executive officer compensation programs which will maximize the Company's deduction if the Compensation Committee determines that such actions are consistent with its philosophy and in the best interests of the Company and its shareholders.

             APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 2)

         As recommended by the Audit Committee, the Board of Directors designated, subject to ratification by the shareholders, the firm of Arthur Andersen LLP as independent auditors to audit and report on the Company's financial statements for the fiscal year ended September 30, 1998. Action by shareholders is not required by law in the appointment of independent auditors, but their appointment is submitted by the Board in order to give shareholders the final choice in the designation of independent auditors.

         Arthur Andersen LLP has no direct or indirect financial interest in the Company or in any of its subsidiaries, nor has it had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee director, officer or employee. Representatives of Arthur Andersen LLP will be present at the meeting of shareholders and will be afforded an opportunity to make a statement, if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

              THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S
                    SHAREHOLDERS VOTE "FOR" THE RATIFICATION
                 OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS.

                               REPORT ON FORM 10-K

         The Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, as filed with the Securities and Exchange Commission, is available to shareholders, without charge, upon written request directed to Monica Chaves, Secretary, Rica Foods, Inc., 95 Merrick Way, Suite 507, Coral Gables, Florida 33134.

                                  OTHER MATTERS

         Management knows of no other business to be presented for action at the Annual Meeting, but if any other business should properly come before the meeting, it is intended that the proxies will be voted in accordance with the best judgment of the persons acting thereunder, in their discretion.

                                       By Order of the Board of Directors


                                       Monica Chaves
May 28, 1999                           Corporate Secretary

                                RICA FOODS, INC.
                                 95 Merrick Way
                                   Suite 507
                          Coral Gables, Florida 33134

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                          COMPANY'S BOARD OF DIRECTORS

The undersigned holder of Common Stock of Rica Foods, Inc., a Nevada corporation ("Rica"), hereby appoints Monica Chaves and Jorge M. Quesada, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse, all of the shares of stock of Rica that the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders of Rica to be held on June 18, 1999 at 10:00 a.m., local time, at the Sheraton Biscayne Bay Hotel, 495 Brickell Avenue, Miami, Florida, and at any adjournment(s) or postponement(s) thereof.

                               (SEE REVERSE SIDE)

                        PLEASE SIGN, DATE AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF STOCKHOLDERS
                                RICA FOODS, INC.


                                 JUNE 18, 1999





        /arrow/ Please Detach and Mail in the Envelope Provided /arrow/
--------------------------------------------------------------------------------

A [X] PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE

            The Board of Directors unanimously recommends a vote FOR the election of all the nominees for director listed below.


                   VOTE FOR all nominees
                 listed below, except vote       VOTE WITHHELD
                withheld from the following           FROM
                      nominee (if any):           ALL NOMINEES
(1) To elect seven (7)      [ ]                        [ ]
    directors to the
    Board of Directors
    of Rica to hold
    office until the next Annual Meeting of Stockholders of Rica following their election or until their successors are duly elected and qualified.


Nominees: Calixto Chaves; Jorge M. Quesada; Luis Guinot, Jr.; Luis Lauredo;
          Federico Vargas; Alfred E. Smith IV; and Jose P. Chaves
INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.

________________________________________________________________________________

                                                          FOR  AGAINST  ABSTAIN
(2) Ratification of the appointment of Arthur Andersen    [ ]    [ ]      [ ]
    LLP to serve as Rica's independent accountants for the year ended September 30, 1998.

(3) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED ABOVE, AND THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.


Signature _______________________________ Signature if held jointly________________________________ Dated: _________, 1999
                                                                      (SIGNATURE IF HELD JOINTLY)

IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you now plan to attend the meeting. When shares held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership please sign in partnership name by authorized person.